Exhibit 10.1
Confidential Materials omitted and filed separately with the
Securities and Exchange Commission. Asterisks denote omissions.
AMENDMENT NO. 1 TO SPONSORED RESEARCH AGREEMENT
     THIS AMENDMENT NO. 1 TO SPONSORED RESEARCH AGREEMENT (this “Amendment No. 1”) dated as of July 27, 2011 (the “Effective Date”) is by and among Alnylam Pharmaceuticals, Inc., a Delaware corporation with a principal office at 300 Third Street, Cambridge, MA 02142, USA (“Alnylam”), The University of British Columbia, a corporation continued under the University Act of British Columbia, Canada, with offices at 103-6190 Agronomy Road, Vancouver, British Columbia, Canada (“UBC”) and AlCana Technologies, Inc., a British Columbia corporation with a principal business address at 2714 West 31st Avenue, Vancouver, British Columbia, Canada V6L 2A1 (“AlCana”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Sponsored Research Agreement (as defined herein).
     WHEREAS, Alnylam, UBC, and AlCana are parties to a Sponsored Research Agreement dated as of July 27, 2009 (the “Sponsored Research Agreement”); and
     WHEREAS, Alnylam has provided the requisite written notice to each of UBC and AlCana of Alnylam’s election to extend the Initial Research Term for a period of one (1) Contract Year, pursuant to Section 3.5 of the Sponsored Research Agreement; and
     WHEREAS, the Parties now wish to amend the Sponsored Research Agreement to reflect such extension of the Initial Research Term;
     NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto agree to the following:
1.	Amendment to Research Plan. The Research Program Workplan, as set forth in the Sponsored Research Agreement, shall hereby be amended to include the workplan for the additional Contract Year (the “Year 3 Research Program Workplan”) which is attached hereto as Exhibit A-2 and incorporated herein by reference.
2.	Amendment to Budget. In consideration for the extension of the Initial Research Term, the Budget shall hereby be amended to include the additional budget and payment schedule set forth in Exhibit B-2 attached hereto and incorporated herein by reference.
3.	Entire Agreement. The Sponsored Research Agreement, as amended hereby, contains the entire agreement among the parties with respect to the subject matter thereof and hereof and shall be read and construed together as a single agreement. Except to the extent amended hereby, all of the terms, provisions and conditions of the Sponsored Research Agreement are hereby ratified and confirmed and shall remain in full force and effect as of the date specified therein.
4.	Counterparts. This Amendment No. 1 may be executed in any number of counterparts, each of which will be deemed to be an original and all of which together will constitute one and the same instrument.
[Signature page follows.]

IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be executed by their duly authorized representatives as of the date first written above.

ALNYLAM PHARMACEUTICALS, INC.

By: Name:	/s/ Michael Mason Michael Mason
Title:	VP, Finance and Treasurer

ALCANA TECHNOLOGIES, INC.

By: Name:	/s/ T.D. Madden Thomas Madden
Title:	President and CEO

THE UNIVERSITY OF BRITISH COLUMBIA

By: Name:	/s/ J.P. Heale, PhD, MBA J.P. Heale, PhD, MBA
Title:	University-Industry Liaison Office

By: Name:	/s/ Mario A. Kasapi Mario A. Kasapi
Title:	University-Industry Liaison Office

Exhibit A-2
Year 3 Research Program Workplan
See Attached

2011 RESEARCH PROGRAM
PROGRAM OBJECTIVES
     [**]
2011 PLANS
Objective 1: [**]
Hypotheses
     [**]
Work Plan
     [**]
Objective 2: [**]
Hypotheses
     [**]
Work Plan
     [**]
Objective 3: [**]
Hypotheses
     [**]
Work Plan
     [**]

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Objective 4: [**]
Background
     [**]
Work Plan
     [**]
Objective 5: [**]
Hypotheses
     [**]
Work Plan
     [**]
Objective 6: [**]
Background
     [**]
Work Plan
     [**]
Objective 7: [**]
Work Plan
     [**]

2. MAIN ACTIVITIES AND RESPONSIBILITIES
Objective 1: [**]
Table 1. Tasks and Responsibilities

Task	UBC	AlCana	Alnylam	Timing

[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
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Objective 2: [**]
Table 2. Tasks and Responsibilities

Tasks	UBC	AlCana	Alnylam	Timing

[**]		[**]	[**]	[**]
[**]		[**]	[**]	[**]
[**]		[**]	[**]	[**]
[**]		[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]

Objective 3: [**]
Table 3. Tasks and Responsibilities

Tasks	UBC	AlCana	Alnylam	Timing

[**]		[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
[**]		[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
Objective 4: [**]
Table 4. Tasks and Responsibilities

Tasks	UBC	AlCana	Alnylam	Timing

[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
Objective 5: [**]
Table 5. Tasks and Responsibilities

Tasks	UBC	AlCana	Alnylam	Timing

[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]

Objective 6: [**]
Table 6. Tasks and Responsibilities

Tasks	UBC	AlCana	Alnylam	Timing

[**]	[**]			[**]
[**]	[**]	[**]	[**]	[**]
Objective 7: [**]
Table 7. Tasks and Responsibilities

Tasks	UBC	AlCana	Alnylam	Timing

[**]	[**]	[**]	[**]	[**]

3. MAIN DELIVERABLES, TIMELINE AND COSTS
Table 8. Key Individuals, Timelines and Costs.

Activity/Deliverable	UBC	AlCana	Timeline	Cost ($US)[1]

[**]		[**]	[**]	[**]
[**]	[**]		[**]	[**]
[**]		[**]	[**]	[**]
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[**]	[**]	[**]	[**]	[**]
[**]		[**]	[**]	[**]

[**]		[**]	[**]	[**]
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[**]		[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]

[**]		[**]	[**]	[**]

Table 9. Key Individuals, Timelines and Costs Associated to Programs Led by UBC.

Activity/Deliverable	UBC	AlCana	Timeline	Cost ($US)[2]

[**]	[**]	[**]	[**]	[**]
[**]	[**]		[**]	[**]
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]

[**]
4. ADDITIONAL MATERIALS AND SUPPLIES
Alnylam will supply the key research materials listed below (quantities to be mutually agreed):
     [**]
5. KEY PERSONNEL
Table 10. Key program personnel.

AlCana	UBC	Alnylam

[**]	[**]	[**]

5. ALCANA/UBC BUDGET

2011
Percent
Scientist	Time (%)

[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

TOTAL FTE’s	[**]

FTE Rate[1]	[**]

2011 BUDGET

	Q1	Q2	Q3[2]	Q4[2]	TOTAL

Salaries	[**]	[**]	[**]	[**]	[**]
Preclinical studies	[**]	[**]	[**]	[**]	[**]
Rental Lab Space	[**]	[**]	[**]	[**]	[**]
Materials and supplies	[**]	[**]	[**]	[**]	[**]

	Q1	Q2	Q3[2]	Q4[2]	TOTAL
ALCANA TOTAL	[**]	[**]	[**]	[**]	[**]

UBC Grant (PRC laboratory)*	[**]	[**]	[**]	[**]	[**]

Combined Totals	[**]	[**]	[**]	[**]	[**]

Note	[1] FTE rate [**]

[2] Q3 and Q4 Costs do not include consumer price index adjustment

Exhibit B-2
Year 3 Research Program Budget and Agreement Payments
1.	Budget. The budget for the extension to the Research Term is included in the Year 3 Research Program Workplan attached to this Amendment No. 1 as Exhibit A-2.
2.	Payment Schedule. In consideration for the extension to the Research Program, Alnylam shall pay to UBC and AlCana (as set forth in Section 8.4.4 of the Agreement) a research payment as follows:

Payment Due Date	UBC Share	AlCana Share	Total
July 1st 2011	[**]	[**]	[**]
Oct 1st 2011	[**]	[**]	[**]
Jan 1st 2012	[**]	[**]	[**]
April 1st 2012	[**]	[**]	[**]
July 1st 2012	[**]	[**]	[**]

*	Note:For the avoidance of doubt, the payments to UBC and AlCana in respect of July 1, 2011 that are set forth on this Exhibit B-2 shall supercede, and are not in addition to, the payments to UBC and AlCana in respect of July 1, 2011 that are set forth in Exhibit B of the original Sponsored Research Agreement.
3.	Allocation of License Consideration to AlCana. UBC, as Payee under this Agreement and in consideration for the Field-Restricted Assignment, shall pay AlCana a portion of all payments received by UBC in consideration for the Licenses as set forth in a separate agreement between UBC and AlCana. The Parties acknowledge and agree that the consideration for the Licenses and AlCana’s portion thereof has been determined with reference to the fair market value of the rights transferred pursuant to the Field-Restricted Assignment and granted pursuant to the Licenses.

4.	Invoicing and Payments. Invoices for all Research Program funding and administration payments due AlCana from Alnylam under this Agreement will be provided to Alnylam at the following address: ATTENTION: Accounts Payable, Alnylam Pharmaceuticals, Inc., 300 Third Street, Cambridge, MA 02142, accountspayable@alnylam.com and will reference this Agreement.

All payments under this Agreement shall be paid by bank wire transfer in immediately available funds to such bank account as may be designated in writing by the payee thereof, from time to time. Specifically, (a) all payments to Payee under this Agreement will be made by wire transfer to UBC. Payment due to UBC:
(a)	by cheque should be made payable to “The University of British Columbia” delivered to UBC at the following address:

The Director
University — Industry Liaison Office
University of British Columbia
#103 — 6190 Agronomy Road
Vancouver, British Columbia
V6T 1Z3
Telephone: (604) 822-8580
Fax: (604) 822-8589
b)	by wire transfer should be transferred in accordance with the instructions set out below:

For Canadian $ Deposits via wire (General)	For US $ Deposits via wire:
[**]	[**]
[**]	[**]
[**]	[**]
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; (b) all payments to AlCana under this Agreement will be made by wire transfer to AlCana at: Bank of Montreal, 2102 41st Avenue West, Vancouver, British Columbia, Canada V6L 1Z2
; and (c) all payments to Alnylam under this Agreement will be made by wire transfer to Alnylam at:

Bank Account Name:	Alnylam Pharmaceuticals, Inc.
Bank Name:	[**]
ABA Number:	[**]
Account Number:	[**]